UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K
                                CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D)
                    OF THE SECURITIES EXCHANGE ACT OF 1934


               DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                APRIL 14, 1999


                          F & M NATIONAL CORPORATION
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                   VIRGINIA
                (STATE OR OTHER JURISDICTION OF INCORPORATION)

                                   000-05929
                           (COMMISSION FILE NUMBER)

                                  54-0857462
                             (IRS EMPLOYER NUMBER)

                  9 COURT SQUARE, WINCHESTER, VIRGINIA  22601
          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES INCLUDING ZIP CODE)

              REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:
                                 540-665-4200


                                   NO CHANGE
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

                                   FORM 8-K
                          F & M National Corporation
                             Winchester, Virginia


ITEM 5. OTHER EVENTS.

The Board of Directors of F&M National Corporation has authorized management to purchase up to 250,000 shares of the Company's common stock on the open market. Mr. Feltner, Chairman and Chief Executive Officer of F&M, noted that the Board believes that F&M's stock is undervalued and does not take into account the company's success to date and understates the current and long-term value of F&M shares. While F&M's management has not yet determined how many shares it may purchase subject to this authorization and the timing of such purchases, it is anticipated that any repurchased shares will be used primarily for the funding of employee benefit plans. At March 31, 1999, F&M had 22,497,022 shares outstanding.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         None


Pursuant to the filing requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

F & M NATIONAL CORPORATION


/s/
By: Alfred B. Whitt, President, Vice Chairman and CFO


DATE:  April 15, 1999